UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     □

Item 2.02 .      Results of Operations and Financial Condition.

On May 22, 2017, we, SPAR Group, Inc. ("SGRP" or the "Registrant"), and its subsidiaries (together with SGRP, "we", "our" or the "Company"), issued a press release (the "Release") dated May 22, 2017, reporting our financial results for our three month period ended on March 31, 2017 (our "2017 First Quarter").

A copy of the Release is attached to this Current Report on Form 8-K (this "Report") as Exhibit 99.1 and is hereby incorporated herein by reference.

In that Release, we also announced that, following its issuance, the Company will provide recorded comments respecting its 2017 First Quarter that can be accessed on the SPAR Group website under the "Investor Relations" section at: http://investors.sparinc.com/releases.cfm

Item 5.07.     Submission of Matters to a Vote of Security Holders

SPAR Group, Inc. ("SGRP" or the "Registrant") held its Annual Meeting of Stockholders on May 18, 2017 (the "2017 Annual Meeting"), for those who were stockholders of SGRP at the close of business on March 31, 2017 (the "Record Date"), pursuant to notice and proxy materials duly mailed to them.  As of the Record Date, there were 20,655,840 shares outstanding of SGRP's common stock, $0.01 par value (the "SGRP Common Stock"). At the 2017 Annual Meeting, Record Date stockholders holding 17,433,888 shares (approximately 84.4%) of the SGRP Common Stock were present in person or by proxy.  Each such stockholder was entitled to one vote for each share of the SGRP Common Stock held by such stockholder on the Record Date, and the holders of the SGRP Common Stock voted together, respecting the election of directors and the other proposals presented to them at the 2017 Annual Meeting.

At the 2017 Annual Meeting, the following matters were submitted to votes of SGRP's stockholders: (i) Election of directors; (ii) Advisory Vote respecting the ratification of the appointment of BDO USA, LLP ("BDO"), as the Corporation's principal independent public auditors for 2017; (iii) Advisory Vote on the Executive Compensation as described in the 2017 Proxy Statement; and (iv) Advisory Vote on the Frequency of the Executive Compensation Vote.

(i) The following votes were received at the 2017 Annual Meeting from the stockholders by proxy or ballot for the election of six directors (R. Scott Popaditch having withdrawn as the seventh candidate as of May 15, 2017, and the Board size reduced six members concurrently therewith) to serve until the 2018 Annual Meeting of Stockholders and until their respective successors are elected and qualified, and all such persons were reelected as directors of SGRP:

Name	For	Withheld
Robert G. Brown	11,978,542	54,843

William H. Bartels	12,004,593	38,342

Jack W. Partridge	12,004,693	37,692

Lorrence T. Kellar	12,004,593	37,792

Arthur B. Drogue	12,004,793	37,592

R. Eric McCarthey	12,004,793	37,592

(ii) The following votes were received at the 2017 Annual Meeting from the stockholders by ballot for the adoption of the proposal to approve (on an advisory basis) the appointment of BDO USA, LLP ("BDO"), as the Corporation's principal independent public accountants for the fiscal year ending December 31, 2017, and such appointment was approved:

For	Against	Abstain

17,396,982	25,844	11,062

(iii) The following votes were received at the 2017 Annual Meeting from the stockholders by ballot for the adoption of the proposal to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Proxy Statement (i.e., "say on pay"), and such compensation was approved:

For	Against	Abstain

11,996,513	32,212	13,660

The Corporation currently intends to request this same advisory vote from its stockholders next year.

(iv) The following votes were received at the 2017 Annual Meeting from the stockholders by ballot for the proposal to select (on an advisory basis) whether the Corporation should request an advisory vote from its stockholders respecting executive compensation every one, two or three years (i.e., "say on frequency"):

"One Year"	"Two Years"	"Three Years"	Abstain

12,019,280	6,000	16,805	300

The Corporation currently intends to request this same advisory vote from its stockholders next year.

Although the stockholder notice and proxy materials permitted certain other matters to be considered by the stockholders at the 2017 Annual Meeting, no other matters were submitted to or voted on by the stockholders.

Item 8.01.     Other Events.

In connection with the 2017 Annual Meeting, the Board of Directors of the Corporation (the "Board") filled the following leadership positions with the Board and its Committees based (in part) on the recommendations of its Governance Committee:

Robert G. Brown	Chairman of the Board
William H. Bartels	Vice Chairman of the Board
Arthur B. Drogue	Lead Director and Chairman of the Governance Committee
R. Eric McCarthey	Chairman of the Audit Committee
Jack W. Partridge	Chairman of the Compensation Committee

The Board also reappointed its independent directors, Arthur B. Drogue, Lorrence T. Kellar, Jack W. Partridge and R. Eric McCarthey, to continue to be the sole members of the Board's Audit Committee, Compensation Committee and Governance Committee.

Finally, the Board reappointed the following existing Executives to continue in their respective positions based (in part) on the recommendations of its Governance Committee:

Kori G. Belzer	Interim Chief Executive Officer, Interim President, and Chief Operating Officer
James R. Segreto	Chief Financial Officer, Secretary and Treasurer
[Vacant]	Chief Information Officer
[Vacant]	Controller

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc. ("SGRP") and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward-looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2016 (as filed, the "Annual Report"), as filed with the SEC on April 17, 2017, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 18, 2017 (the "Proxy Statement"), which SGRP filed with the SEC on April 28, 2017, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report or the Annual Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include (without limitation) those made in the Annual Report in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence".

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(a)	Exhibits:

99.1 Press Release of the Registrant dated May 22, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: May 24, 2017
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Registrant dated May 22, 2017.